Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in her capacity as an officer of First Indiana Corporation (“First Indiana”), that, to her knowledge:

        (1) the Quarterly Report of First Indiana on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of First Indiana.

Dated: October 31, 2002                                     /s/ Marni McKinney
                                                                            _____________________________
                                                                            Marni McKinney
                                                                            Vice Chariman and
                                                                            Chief Executive Officer